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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 28, 2005

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[X]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SEACOAST BANKING CORPORATION OF FLORIDA

Item 8.01

Other Events.

On November 28, 2005, the Seacoast Banking Corporation of Florida (“Seacoast”) held an investor conference call to discuss the signing of an agreement and plan of merger with Big Lake Financial Corporation (“Big Lake”) dated as of November 22, 2005, pursuant to which Big Lake will be merged with and into Seacoast (the “Merger”).  A transcript of this conference call is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

All information included in the transcript is presented as of November 28, 2005, and Seacoast does not assume any obligation to correct or update such information in the future.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

Item 9.01

Exhibits

(c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Transcript of Registrant’s investor conference call held on November 28, 2005 to discuss the signing of an agreement and plan of merger with Big Lake.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

November 30, 2005

By:

/s/ William R. Hahl

Name:

William R. Hahl

Title:

Executive Vice President &

Chief Financial Officer